                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       POCAHONTAS BANKSHARES CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                       POCAHONTAS BANKSHARES CORPORATION
                               500 FEDERAL STREET
                         BLUEFIELD, WEST VIRGINIA 24701


March 30, 1998

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Pocahontas Bankshares Corporation ("Corporation"), a West Virginia Corporation and owner of 100% of the outstanding common stock of its subsidiaries, First Century Bank, N.A., Bluefield, West Virginia ("Bluefield") and First Century Bank, Wytheville, Virginia, ("Wytheville") which will be held on TUESDAY, APRIL 21, 1998, AT 11:00 O'CLOCK A.M., AT FINCASTLE COUNTRY CLUB, ROUTE 720, DOUBLE GATES, BLUEFIELD, VIRGINIA.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and return the enclosed proxy in the enclosed envelope for which postage has been paid. If you have any questions regarding the information in the attached proxy materials, please do not hesitate to call the office of First Century Bank, N.A., (304) 325-8181.

You will be asked at the meeting to fix the number of directors for the Corporation for the ensuing year at fourteen (14), and to elect the nominees submitted for your consideration in the accompanying Proxy Statement. You will also be asked to ratify the selection of independent auditors for the Corporation for the year ending December 31, 1998. Additionally, you will be asked to approve the 1998 Director Stock Option Plan and the 1998 Officer Stock Option Plan.

YOU ARE URGED TO READ THIS ACCOMPANYING PROXY STATEMENT CAREFULLY, AS IT CONTAINS DETAILED INFORMATION REGARDING THE NOMINEES FOR DIRECTORS OF THE CORPORATION, THE INDEPENDENT AUDITORS OF THE CORPORATION, THE 1998 DIRECTOR STOCK OPTION PLAN AND THE 1998 OFFICER STOCK OPTION PLAN.




                              Very truly yours,

                              /s/ B. L. Jackson, Jr.

                              B. L. Jackson, Jr.
                              Chairman of the Board



                              /s/ R. W. Wilkinson

                              R. W. Wilkinson, President
                              and Chief Executive Officer

                       POCAHONTAS BANKSHARES CORPORATION
                      500 Federal Street, P. O. Box 1559
                        Bluefield, West Virginia 24701
                                (304) 325-8181



-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 21, 1998

-------------------------------------------------------------------------------



  The Annual Meeting of Stockholders of the Corporation will be held on Tuesday, April 21, 1998, at 11:00 a.m. at Fincastle Country Club, Route 720, Double Gates, Bluefield, Virginia, for the following purposes:

  (1) to fix the number of directors to be elected for the ensuing year at fourteen (14) and to elect the fourteen (14) nominees submitted for consideration in the Proxy Statement accompanying this Notice, and,

  (2) to ratify the selection of Coopers & Lybrand, Certified Public Accountants, to serve as independent auditors for the Corporation for the year ending December 31, 1998, and,

  (3) to approve the 1998 Director Stock Option Plan, and,

  (4) to approve the 1998 Officer Stock Option Plan, and,

  (5) such other business as may lawfully come before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on March 25, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

  Whether or not you plan to attend the meeting, please mark, date, sign and return the enclosed form of proxy to the Corporation as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.



                                    BY ORDER OF THE BOARD OF DIRECTORS,



                                    /s/ Charles A. Peters
                                    Secretary

March 30, 1998

Bluefield, West Virginia

                       POCAHONTAS BANKSHARES CORPORATION
                       500 Federal Street, P.O. Box 1559
                        Bluefield, West Virginia 24701
                                (304) 325-8181



                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 21, 1998

                             PRELIMINARY STATEMENT

  Beginning March 30, 1998, this statement is being furnished, in connection with the solicitation of proxies for use at the Annual Meeting ("Annual Meeting") of Stockholders of Pocahontas Bankshares Corporation ("Corporation"), to be held Tuesday, April 21, 1998, at 11:00 a.m. at Fincastle Country Club, Route 720, Double Gates, Bluefield, Virginia, and any adjournments thereof.

                    SOLICITATION AND REVOCATION OF PROXIES

  All costs of this solicitation of proxies will be borne by the Corporation. In addition to solicitation by mail, certain directors, officers and employees of the Corporation and the banks may solicit proxies in person or by telephone. Such persons will not receive compensation for such solicitation. Banks, brokerage houses and other custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses, if any, incurred in forwarding materials to their respective clients.

  A stockholder who executes a proxy may revoke it at any time before it is voted. Proxies may be revoked by written notice received prior to the Annual Meeting or by timely submission of a subsequently dated proxy. If the enclosed form of proxy is properly executed, returned and not revoked, it will be voted in accordance with the specifications, if any, made by the stockholder. If the form of proxy is signed and returned but specifications are not made, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting which accompanies the Proxy Statement. Attendance at the Annual Meeting by a stockholder who has given a proxy shall not have the effect of revoking the proxy unless he or she shall so notify the Secretary of the Annual Meeting before the proxy is voted. The persons named as proxies on the accompanying form of proxy were selected by the Board of Directors of the Corporation and are currently directors of the Corporation.

                         VOTING AT THE ANNUAL MEETING

  The close of business on March 25, 1998, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on March 25, 1998, there were 10,000,000 authorized shares of capital stock, $1.25 par value, of the Corporation ("Common Stock"), 2,000,000 of which shares were issued and outstanding and entitled to vote at the Annual Meeting.

  First Century Bank, N.A., a wholly-owned subsidiary of Pocahontas Bankshares Corporation, holds of record as trustee, co-trustee, executor, co-executor or agent, but not beneficially, 229,558 shares of Common Stock representing 11.48% of the outstanding Common Stock of the Corporation. Of these shares the bank holds 146,301 shares as sole trustee of certain revocable and irrevocable trusts and as sole executor of certain estates. The shares held by the bank as co-trustee will be voted by the individual co-trustee and not by the bank. The shares held by the bank as sole trustee or as sole executor will be voted by the bank in accordance with the terms of the trust agreement or at the direction of either (a) the principal or the grantor in the case of revocable trusts, or (b) at the direction of the majority of the adult beneficiaries in the case of irrevocable trusts and estates in which the bank serves as sole executor.

  Each stockholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Corporation as of the close of business on March 25, 1998. The approval of the holders of a majority of the shares eligible to vote at the meeting is required to elect an individual to serve as director. Cumulative voting is permitted in the election of directors. Accordingly, in voting for directors each shareholder has the right to vote the number of shares owned by him for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number his shares shall equal, or to distribute such vote on the same principle among as many candidates as he shall think fit. The Board of Directors reserves the right to instruct its proxies to vote cumulatively unless otherwise directed by the shareholder.

                            PRINCIPAL STOCKHOLDERS

  The following table sets forth, as of March 25, 1998, the persons or entities who to the best information and knowledge of the Corporation, beneficially own more than 5% of the outstanding shares of the Corporation's Common Stock.
Except where otherwise indicated, the following stockholders are the record owners of, and possess sole voting and investment powers with respect to, all of their shares.

Name and Address                   Amount and Nature of          Percent
of Beneficial Owner                Beneficial Ownership         of Class
-------------------                ---------------------        --------

R. W. Wilkinson                               227,000/(1)/       11.3500%
2207 Orchard Way
Bluefield, West Virginia 24701

The Ethel N. Bowen Foundation                 130,000/(2)/        6.5000%
500 Federal Street
Bluefield, West Virginia 24701

-------------------
(1) Includes 212,000 shares owned of record by Mr. Wilkinson. Also includes 15,000 shares owned of record by Mr. Wilkinson's wife, as to which Mr. Wilkinson disclaims beneficial ownership.

(2) These shares are held by First Century Bank, N.A. as a safekeeping custodian for The Ethel N. Bowen Foundation. The Ethel N. Bowen Foundation is a private charitable foundation, the affairs of which are governed by a board of directors composed of five persons. Four of these directors are also directors of Pocahontas Bankshares Corporation and First Century Bank, N.A. and include: B. L. Jackson, Jr., B. K. Satterfield, F. W. Wilkinson, and R. W. Wilkinson. The fifth director is Henry C. Bowen.

                       DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth, as of March 25, 1998, to the best information and knowledge of the Corporation, (a) the name and age of each nominee currently serving as a director of the Corporation, (b) certain information regarding his principal occupation during the last five years, (c) the year in which he first became a director, (d) the number and percentage ownership of the Corporation's Common Stock beneficially owned by him, and (e) the number and percentage ownership of shares of the Corporation's Common Stock beneficially owned by all officers and directors as a group. Unless otherwise indicated, each director is the record owner of, and possesses sole voting and investment power with respect to, all of his shares and has been primarily engaged in the occupation indicated for the past five years.

                                                                                                Amount and
                                                                                                 Nature of
                                                                          Served as a           Beneficial
                                     Principal                            Director of            Ownership
                                     Occupation                      Pocahontas Bankshares        and % of
Name and Age                        (Five Years)                             Since                   Class
------------                        ------------                     ----------------------     ----------
Paul Cole, Jr.          President, Cole Motor Company;               New Nominee               20,500/(1)/
  66                    and, Cole Chevrolet -                                                  1.0250%
                        Cadillac

Eustace Frederick       Mining Engineering Consultant;                  1987                    3,200/(2)/
  67                    Formerly, Senior Vice President                                         .1600%
                        Consolidation Coal Company

B. L. Jackson, Jr.      Chairman of the Board of the                    1983                   12,612/(3)/
  73                    Corporation, Formerly, President,                                       .6306%
                        The First National Bank of Bluefield

Robert M. Jones, Jr.    Physician and Surgeon                           1993                   54,932
  45                                                                                           2.6516%

Harold L. Miller        President, Flat Top Insurance Agency            1984                    3,000
  63                                                                                            .1500%

Charles A. Peters       Secretary of the Corporation,                   1983                   13,260
  75                    President, Peters Equipment Inc.                                        .6630%

C. E. Richner           President, C. E. Richner Drilling               1989                    2,924
  74                    Company                                                                 .1462%

Byron K. Satterfield    Executive Vice President and Trust              1984                   17,140/(4)/
  58                    Officer of First Century Bank, N.A.                                     .8570%

John C. Shott           Chairman of the Board,                          1987                   10,480
  74                    Paper Supply Company                                                    .5240%

Scott H. Shott          Vice President, The Hugh I.                     1985                   25,148
  71                    Shott, Jr. Foundation                                                  1.2574%

Walter L. Sowers        President, Pemco Corporation,                   1983                    8,500
  58                    Manufacturer of Electrical Products                                     .4250%

J. Brookins Taylor      Physician                                       1984                   36,196/(5)/
  70                                                                                           1.8098%

Frank W. Wilkinson      Vice President, Marketing and                   1996                    5,548/(6)/
  36                    Branch Administration, First                                            .2774%
                        Century Bank, N.A.

R. W. Wilkinson         President and Chief Executive Officer           1983                  227,000/(7)/
  64                    of the Corporation and First Century                                  11.3500%
                        Bank, N.A., Chairman, First Century Bank

All Directors as a                                                                            440,440
Group  (14 persons)                                                                           22.0220%
------------

Notes to Directors Table:

(1) Includes 20,000 shares owned of record by Mr. Cole. Also, includes 500 shares owned of record by Mr. Cole's wife.

(2) Includes 1,600 shares owned of record by Mr. Frederick. Also, includes 400 shares owned of record by Mr. Frederick's wife and 1,200 shares owned of record by Mr. Frederick's children.

(3) Includes 7,100 shares owned of record by Mr. Jackson. Also, includes 5,160 shares owned of record by Mr. Jackson's wife and 352 shares owned of record by Mr. Jackson's children.

(4) Includes 12,020 shares owned of record by Mr. Satterfield. Also, includes 1,000 shares controlled by Mr. Satterfield as trustee of a family trust, 3,400 shares owned by Mr. Satterfield's wife and 720 shares owned by Mr. Satterfield's minor son.

(5) Dr. Taylor disclaims beneficial ownership of 35,196 shares which shares are held in trust for the benefit of Dr. Taylor's wife.

(6) Includes 4,000 shares owned of record by Mr. Wilkinson. Also includes 1,548 shares owned by Mr. Wilkinson's minor daughter. He is the son of R.
     W. Wilkinson, director and executive officer of the Corporation.

(7) Includes 212,000 shares owned of record by Mr. Wilkinson. Also includes 15,000 shares owned of record by Mr. Wilkinson's wife as to which Mr. Wilkinson disclaims beneficial ownership. Mr. Wilkinson is a principal stockholder of the Corporation (see "PRINCIPAL STOCKHOLDERS" above). He is the father of Frank W. Wilkinson, director and executive officer of the Corporation.

--------------------------------------------------------------------------------

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Corporation during or with respect to its most recent fiscal year, and, information available to the Corporation in its capacity as transfer agent for the Corporation's Common Stock, the Corporation believes that, all reports and transactions have been timely filed.

--------------------------------------------------------------------------------

  Effective April 21, 1998, Dr. James P. Thomas will retire from the Corporation's Board of Directors. The Corporation wishes to thank Dr. Thomas for his many years of dedication and service.

                     IDENTIFICATION OF EXECUTIVE OFFICERS

The table below shows the names and ages of all executive officers of the Corporation and/or its subsidiaries and the position held by them and the dates when elected as an executive officer of the Corporation and/or its subsidiaries and the number of shares and percentage owned.

                                         Year   Present Position with the                Number of Shares
Name                         Age       Elected  Corporation and/or Banks                 and Percentage
-----------                  ---       -------  -------------------------                ----------------
B. L. Jackson                73        1983      Chairman of the Board of the              12,612 - .6306%
                                                 Corporation

R. W. Wilkinson              65        1983      President and Chief Executive            227,000 - 11.3500%
                                                 Officer of the Corporation and
                                                 First Century Bank, N.A.;
                                                 Chairman, First Century Bank

Charles A. Peters            75        1983      Secretary of the Corporation              13,260 - .6630%

William E. Albert            46        1984      Assistant Secretary of the                   600 - .0300%
                                                 Corporation; Vice President and
                                                 Cashier, First Century Bank, N.A.

Byron K. Satterfield         58        1989      Executive Vice President and              17,140 - .8570%
                                                 Trust Officer, First Century
                                                 Bank, N.A.

Ronnie S. Kennett            59        1989      Senior Vice President/Loans,               1,000 - .0500%
                                                 First Century Bank, N.A.

J. Ronald Hypes              36        1994      Treasurer of the Corporation;              1,000 - .0500%
                                                 Vice President and Comptroller
                                                 First Century Bank, N.A.

Frank W. Wilkinson           36        1996      Vice President, Marketing and              5,548 - .2774%
                                                 Branch Administration; First
                                                 Century Bank, N.A.

                            COMMITTEES OF THE BOARD


  The Corporation has a standing Audit and Compliance Committee which consists of five (5) members: Messrs. Frederick, J. Shott and Richner, as well as two
(2) directors from the subsidiary banks' boards of directors. The Audit and Compliance Committee met four (4) times during 1997. This committee reviews and evaluates significant matters relating to audit, internal control and compliance. It reviews, with representatives of the independent auditors, the scope and results of the examination of financial statements, audit fees and any recommendations with respect to internal controls and financial matters. The Audit and Compliance Committee is also responsible for monitoring trust activities, including the review of the assets in each trust as to their safety and current value, the advisability of retaining or disposing of such assets, and whether trust funds awaiting investment or distribution have been held longer than was reasonably necessary.

  Although the Board of the Corporation has no standing nominating committee, the Executive Committee makes recommendations regarding nominees to the Board of Directors. The members of the committee are Messrs. Jones, Peters, Satterfield, Scott Shott and R.W. Wilkinson. This committee met two (2) times during 1997. Additionally, the Executive Committee is responsible for the management of the budget, the development of policies and implementation of such policies, review of personnel and salaries and to exercise, when the board is not in session, all powers of the Board of Directors that may lawfully be delegated.

  The Board of the Corporation has no standing compensation committee. The officers and directors of Pocahontas Bankshares who are also directors or officers of the subsidiary banks do not receive compensation from the Corporation. The salaries of the officers and employees of the Corporation's wholly-owned subsidiaries are established by the boards of directors and committees of those respective subsidiaries.

  The Board of the Corporation met five (5) times in 1997. The following directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the board on which he served: Messrs. Frederick, Jones, and S. Shott.

                           COMPENSATION OF DIRECTORS

  The directors of the Corporation were paid $300 for each Corporation board meeting attended during 1997. Also, non-employee directors were paid $100 for each committee meeting attended. Employee directors were not paid for committee meetings. Directors of the Corporation who were also directors of the various subsidiaries received compensation as follows: First Century Bank, N.A. - $200 for each board meeting attended and $100 for each committee meeting attended; First Century Bank - $100 for each board meeting attended and $50 for each committee meeting attended. During 1997 there were no other arrangements pursuant to which any director of the Corporation was compensated for services as a director.

  Also, in lieu of paying fees for attending committee meetings of the various boards of directors of the Corporation and its subsidiaries, Messrs. Satterfield, F. W. Wilkinson and R. W. Wilkinson, officers of First Century Bank, N.A., were paid monthly fees for each of the boards of directors of the Corporation and its subsidiaries on which they serve.

                            EXECUTIVE COMPENSATION

  The following summary compensation table sets forth through December 31, 1997, the information concerning compensation for services rendered during the Corporation's past three fiscal years to the Corporation and/or its subsidiaries in all capacities paid to or accrued for the Chief Executive Officer, and any other executive officer whose salary and bonus exceeded $100,000.00 for those years.

Name of Individual                                                           Other              All
and Capacities                                       Cash                    Annual             Other
in which served                               Year  Salary    Bonus/(1)/  Compensation/(2)/  Compensation/(3)/
--------------------------------------------------------------------------------------------------------------
R. W. Wilkinson                               1997  $187,280  $69,304           $5,100          $33,335
President, Chief                              1996   181,680   29,533            4,600           28,669
Executive Officer                             1995   174,480   28,113            4,050           25,316
and Director of the
Corporation and Bluefield;
Chairman of the Board,
Wytheville

Byron K. Satterfield                          1997  $ 95,680  $14,009           $3,900          $11,844
Director of the                               1996    92,868   13,361            3,700           10,998
Corporation and                               1995    89,280   12,637            2,850            9,731
Executive Vice President
and Trust Officer of
Bluefield

(1) The amounts in the Bonus column include cash bonuses paid pursuant to a plan approved by the Board of Directors covering officers and employees, providing for cash bonus payments calculated on the basis of the interaction between the Corporation's net income and a percentage of salary formula. The interaction of the percentage of salary formula with net income produced a progressive scale of bonus payments from 9.03% of the participant's salary to 11.12% of the participant's salary depending upon whether the participant was an employee or executive officer. Mr. Wilkinson received the following amounts under this plan: 1997 - $21,137; 1996 - $20,603; and 1995 -
    $19,803.  Mr. Satterfield received the following amounts under this plan:
    1997 - $10,795; 1996 - $10,528; and 1995 - $10,128. A similar bonus plan is in effect for the fiscal year ending December 31, 1998. Additionally, under a split-dollar life insurance arrangement, Mr. Wilkinson received the following bonus amounts to be applied to the cost of insurance: 1997 - $48,167; 1996 - $8,930; and 1995 - $8,310. Mr. Satterfield received the following amounts under a similar split-dollar life insurance arrangement:
    1997 - $3,214; 1996 - $2,833; and 1995 - $2,509.

(2) Includes amounts paid for services as a director.

(3) Includes amounts contributed by the Corporation pursuant to its qualified 401(k) retirement savings plan as follows: Mr. Wilkinson, 1997 - $4,750; 1996 - $4,220; and 1995 - $4,255; Mr. Satterfield, 1997 - $4,000; 1996 -
    $4,200; and  1995 - $3,910.   Additionally, the current dollar value of the
    benefit to executive officers of the remainder of the premiums paid by the Corporation under a split-dollar life insurance arrangement, projected on an actuarial basis, is as follows: Mr. Wilkinson, 1997 - $28,585; 1996 - $24,449; and 1995 - $21,061; Mr. Satterfield, 1997 - $7,844; 1996 - $6,798;
    and 1995 - $5,821.

   The Corporation provides certain personal benefits to officers not directly related to job performance, such as personal use of automobiles and the portion of club dues and fees which may be attributable to personal use. Management of the Corporation has concluded that the aggregate amounts of such personal benefits do not exceed the lesser of either $50,000 or 10% of total salary and bonus for any individual officer.

                            RETIREMENT SAVINGS PLAN

   The Corporation maintains a qualified 401(k) retirement savings plan. All full time employees are eligible to participate on a voluntary basis, after completing their first year of service. All employee contributions were matched by the Corporation at a rate of fifty percent (50%) of the employee contribution for 1997.

                                 PENSION PLAN

   The Corporation and its subsidiaries have maintained a qualified, noncontributory pension plan for which each year's accrued costs are funded by the bank. This plan was amended January 1, 1989, to incorporate any new subsidiaries which may become associated with the Corporation. Amounts are accrued or set aside each fiscal year to provide fixed benefits to employees in the event of retirement at a specified age after a specified number of years of service. The amount of estimated annual benefits upon retirement assumes that the employee will continue to be employed at his or her present compensation until retirement at age 65. All employees who have attained the age of 20 2 and who have been employed for at least six (6) months are eligible to participate. Benefits are determined on an actuarial basis under a formula which takes into consideration the participant's years of service and highest average earnings. The cost of contributions to the plan is not included in the table contained under the caption "EXECUTIVE COMPENSATION" because the regular actuaries of the plan cannot readily calculate the amount of the contribution applicable to individual members of the plan. Because of the present excess funded position of the pension plan, no contributions have been made since 1985.

   The table set forth below illustrates the estimated annual retirement benefits payable to salaried employees, based on approximate current salary levels, assuming retirement at age 65 on January 1, 1998.


Average Annual                            Years of Service
Salary, Highest       ------------------------------------------------------
  Five Years             15       20       25       30        35        40
---------------       -------  -------  -------  -------  --------  --------
    $  15,000         $ 4,275  $ 5,700  $ 7,125  $ 8,550  $  9,975  $ 11,400
       25,000           7,125    9,500   11,875   14,250    16,625    19,000
       35,000           9,975   13,300   16,625   19,950    23,275    26,600
       45,000          12,825   17,100   21,375   25,650    29,925    34,200
       55,000          15,675   20,900   26,125   31,350    36,575    41,800
       65,000          18,525   24,700   30,875   37,050    43,225    49,400
       75,000          21,375   28,500   35,625   42,750    49,875    57,000
       85,000          24,225   32,300   40,375   48,450    56,525    64,600
       95,000          27,075   36,100   45,125   54,150    63,175    72,200
      105,000          29,925   39,900   49,875   59,850    69,825    79,800
      115,000          32,775   43,700   54,625   65,550    76,475    87,400
      125,000          35,625   47,500   59,375   71,250    83,125    95,000
      135,000          38,475   51,300   64,125   76,950    89,775   102,600
      145,000          41,325   55,100   68,875   82,650    96,425   110,200
      150,000          42,750   57,000   71,250   85,500    99,750   114,000
      155,000          44,175   58,900   73,625   88,350   103,075   117,800
      160,000          45,600   60,800   76,000   91,200   106,400   121,000

  As of December 31, 1997, Mr. Wilkinson had 35 credited years of service and Mr. Satterfield had 34 credited years of service under the pension plan.

                             CERTAIN TRANSACTIONS

EXTENSIONS OF CREDIT

  The Corporation, through its wholly-owned subsidiaries, has had, and expects to have in the future, banking transactions in the ordinary course of its business with some of its directors, officers, principal stockholders, and the companies with which they are associated. All loans and commitments to extend loans included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, at the time these credits were made they did not present more than normal risk of collectibility or present other unfavorable circumstances.

                             INDEPENDENT AUDITORS

  A proposal will be submitted at the Annual Meeting seeking the ratification of the firm of Coopers & Lybrand L.L.P., Certified Public Accountants, as the Corporation's independent auditors for the fiscal year ending December 31, 1998. Coopers & Lybrand has served as the Corporation's independent auditors since 1993.

  A representative of Coopers & Lybrand will be present at the Annual Meeting with the opportunity to make a statement if they desire and will be available to respond to questions of stockholders.

                PROPOSAL TO APPROVE DIRECTOR STOCK OPTION PLAN

Summary of the Director Stock Option Plan

  At its special meeting held on March 17, 1998, the Corporation's Board of Directors unanimously approved the adoption of a Director Stock Option Plan (the "Director Plan") and directed that the Director Plan be submitted to shareholders for approval. The Director Plan provides for the granting of options (individually referred to as "Stock Option") for up to 30,000 shares of the Corporation's Common Stock. The Director Plan will become effective upon approval of the shareholders of the Corporation at this Annual Meeting. The Board believes that it is in the best interest of the Corporation and its shareholders to attract and retain qualified and motivated management and that the Director Plan will help the Corporation achieve this goal. The Director Plan is not intended to qualify as a stock option plan under Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code" generally). West Virginia Code Section 31-1-84 requires shareholder approval of the Director Plan. The Director Plan is not subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

  This section contains a summary of key terms of the Director Plan. The complete Director Plan is attached hereto as Exhibit A. The summary description of the Director Plan does not purport to be complete and is qualified in its entirety by reference to the complete document attached hereto as Exhibit A.

Purpose of the Director Plan

  The Director Plan permits directors of the Board of the Corporation to acquire and hold Common Stock of the Corporation and share in the growth of the value of the Corporation, thereby reinforcing a mutuality of interest with shareholders. In the opinion of the Board of Directors, the long-term success of the Corporation is dependent upon the ability of the Corporation to attract and retain outstanding individuals and to motivate their best efforts on behalf of the Corporation's interest. The Board of Directors believes that the Director Plan will be effective in providing the directors with a proprietary interest in the business and consequently a greater incentive to promote the long-term interests of the Corporation. Approximately twenty (20) individuals would be eligible to participate in the Director Stock Option Plan.

Common Stock Available

  The total number of shares of Common Stock that may be issued under the Director Plan shall not exceed in the aggregate thirty thousand (30,000) shares, which shares may be in whole or in part, as the Board shall from time to time determine, authorized but unissued shares of Common Stock.

Eligibility for Participation

  Only non-employee directors may participate in the Director Plan.

Commencement of Participation

  A participating director begins participation in the Director Plan on the date subsequent to the date elected or appointed as a non-employee director (or, for current non-employee directors on the date subsequent to the effective date of the plan) when he shall be granted options under the Director Plan.

Option Agreement

  Each Stock Option granted under the Director Plan will be evidenced by an Option Agreement between the Corporation and the non-employee director. These agreements will contain the terms on which the option can be exercised.

Option Price

  The option price for purchasing a share of Common Stock will be the fair market value of the Common Stock on the date the option is granted.

  "Fair Market Value" means the value of Common Stock (i) if listed on an established Common Stock exchange, based on its price on such exchange at the close of business on the date in question; (ii) if traded on a reasonably active basis but not listed on an established Common Stock exchange, based on its price as reflected on the NASDAQ Interdealer Quotation System of the National Association of Securities Dealers, Inc. at the close of business on the date in question; or (iii) if the Common Stock is not traded on any United States securities exchange but is traded on any formal over-the-counter quotation system in general use in the United States, the value per share shall be the mean of the closing prices reported on the last five (5) business days prior to the date of grant on which the Common Stock is traded.

  The Corporation's Common Stock is not traded on a securities exchange. Accordingly, at this time, the market value of Pocahontas stock will be based on the mean of the closing prices reported on the last five (5) business days prior to the date of grant on which Common Stock traded. As of March 16, 1998, the fair market value of the Corporation's Common Stock as defined above was $20.50 per share.

  The option price can be paid by cash, certified check, or by surrender of previously acquired shares of Common Stock with a fair market value on the date surrendered equal to the exercise price.

Option Expiration

  Each Stock Option will automatically expire after ten (10) years, unless a shorter expiration term is granted by the Board. No Stock Option may be exercised by any person after expiration.

Option Termination

  Unless otherwise provided in the terms of an option, each Stock Option will terminate automatically three months after a non-employee director terminates service as a member of the Board, unless such termination occurs as a result of permanent disability or death. In the event of permanent disability, the non-employee director shall become one hundred percent (100%) vested in any Stock Option he has been granted under the Plan as of that date, and he may exercise the otherwise exercisable Stock Option; provided, however, that in all events the Stock Option shall terminate if not exercised within one (1) year of the termination from the Board due to permanent disability.

  In the event of death, any Stock Options the non-employee director has been granted under the Plan shall become one hundred percent (100%) vested, and may be exercised during the period the Stock Option would have been exercisable if the deceased non-employee director had not died and had remained a Board member, by the person or persons (including his estate) to whom his rights under such Stock Option shall have passed by will or by laws of descent and distribution.

Administration

  The Director Plan is administered by the Executive Committee of the Board of Directors. Under the Director Plan the Board reserves the right to administer the Plan at its discretion. The Executive Committee has discretion, subject to the express provisions of the plan to: (i) to determine the directors to whom options may be granted; (ii) to determine the time or times when options may be granted; (iii) to determine the purchase price of the Common Stock covered by each option; (iv) to determine the number of shares to be subject to each option; (v) to determine when an option may be exercised and whether in whole or in installments as the result of a Vesting schedule triggered by the passage of time or the attainment of performance goals set by the Committee and approved by the Board; (vi) to prescribe, amend, or rescind rules and regulations relating to the Plan; (vii) to determine any other terms and provisions and any related amendments of the individual Non Qualified Stock Option Agreements, which need not be identical for each Participating Director, including such terms and provisions and amendment as shall be required in the judgment of the Committee to conform to any change in any law or regulation applicable thereto, and with particular regard to any changes in or effect of the Code and the regulations thereunder; and (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

Director Plan Effective Date

  The Director Plan is effective on the date of its approval by the shareholders of the Corporation.

Director Plan Expiration

  The Director Plan will automatically terminate at the tenth anniversary of the date of shareholder approval of the Director Plan. The term of Stock Options granted before such tenth anniversary may continue beyond that date.

Amendment and Termination of the Director Plan

  The Board of Directors may at any time amend or terminate the Director Plan. Among other things, the Board may (a) increase the maximum number of shares to which options may be granted, subject to approval by the shareholders; (b) increase the period during which options may be granted or options may be exercised; or (c) provide for the administration of the Plan in a manner which may avoid, without the consent of the director to whom any option shall theretofore shall have been granted, adversely affecting the rights of such director under such grant. Amendments may not alter the outstanding options without the consent of the optionee.

Registration of Common Stock

  The Corporation will register the shares issued under the Director Plan under applicable federal and state securities law.

Option Grants

  The Executive Committee will award options to directors of the company.  The
options will be nonassignable and nontransferable.   All options are subject to
all terms of the Director Plan, including but not limited to, those related to employment status, change in corporate structure, restrictions on exercise and a vesting schedule for options awarded.

Federal Income Tax Consequences

  The Director Plan permits the Corporation to grant non-statutory Stock options (options that do not meet the stock option requirements under Section 422 of the Code). Options granted under the Director Plan, which are non-statutory, may be taxed to the participant depending on the provisions of such options when granted, exercised, disposed of or when any restrictions placed thereon lapse. The Corporation will be treated as having paid compensation to the participant and generally may deduct the same at the time at which and in the same amount in which the participant is considered to have realized compensation, except as may be limited under Section 280G of the Code relating to golden parachute payments exceeding $1 million.

  THE FEDERAL INCOME TAX DISCUSSION SET FORTH IN THIS SECTION IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR LISTING OF ALL POTENTIAL TAX CONSEQUENCES. THE DISCUSSION DOES NOT ADDRESS THE TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCALITY, OR FOREIGN JURISDICTION. THE DISCUSSION IS BASED UPON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TREASURY REGULATIONS THEREUNDER, AND ADMINISTRATIVE RULINGS AND COURT

DECISIONS AS OF THE DATE HEREOF. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THE DISCUSSION. PLAN PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM, INCLUDING THE EFFECT OF FOREIGN, STATE, AND LOCAL TAXES.

Resale of Common Stock by Director Plan Participants

  Participants who exercise options and receive the Corporation's Common Stock under the Director Plan may resell the Common Stock received without restriction if they are not affiliates of the Corporation. Those participants who are affiliates will be subject to the resale provisions of Rule 144 under the Securities Act of 1933, as amended.

Change in Control Provisions

  If any participant is involuntarily removed from Board membership within twelve (12) months after a change in control (as defined in the Director Plan), all options granted shall become immediately exercisable regardless of the number of years that have passed since the date of grant. Generally, a change in control occurs if any individual, firm, corporation or other entity (other than current shareholders of the Corporation as of the date of the Director Plan is adopted) separately or with affiliates, increases its ownership to more than 25% of the Corporation's issued and outstanding Common Stock. A change in control does not include any such accumulation which a majority of the Board declares, for reasons in its sole discretion, not to be a change in control.

Considerations For and Against the Proposal

  In the opinion of the Board of Directors of the Corporation, the long-term success of the Corporation is dependent upon its ability to attract and retain outstanding individuals and to motivate their best efforts on behalf of the Corporation's interests. Consequently, the Board of Directors believes that both the Corporation and its shareholders benefit by providing non-employee directors of the Corporation the option to acquire shares of the Corporation's Common Stock.

  Under the Director Plan, shares may be purchased by participants at an option price fixed on the date the options are awarded. Generally, the options would later be exercised by the participant only if the market price at the time of the exercise exceeds the option price. Thus the participant may acquire the Corporation's Common Stock at a price below its market value. At the time of its exercise, therefore, the Corporation experiences slight dilution in its earnings per share to the extent that the book value of the Corporation's Common Stock exceeds the option price.

Vote Required

  An affirmative vote of the holders of a majority of the outstanding shares of the Corporation's Common Stock is required to adopt the Director Plan. Shares voted "Abstain" and shares not voted will have the same effect as if the shares were voted "Against" approval of the plan.

  The Corporation's Board of Directors recommend, by the vote indicated above, that the shareholders vote FOR the adoption of the Director Stock Option Plan
                           ---
discussed above.

                 PROPOSAL TO APPROVE OFFICER STOCK OPTION PLAN

  At its special meeting held on March 17, 1998, the Corporation's Board of Directors unanimously approved the adoption of an Officer Stock Option Plan (the "Officer Plan") and directed that the Officer Plan be submitted to shareholders for approval. The Officer Plan provides for the granting of options (individually referred to as "Stock Option") for up to 170,000 shares of the Corporation's Common Stock. The Officer Plan will become effective upon approval of the shareholders of the Corporation at this Annual Meeting. The Corporation's Board believes that it is in the best interest of the Corporation and its shareholders to attract and retain qualified and motivated management and that the Officer Plan will help the Corporation achieve this goal. The Officer Plan is not intended to qualify as a stock option plan under Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code" generally). West Virginia Code Section 31-1-84 requires shareholder approval of the Officer Plan. The Officer Plan is not subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

  This section contains a summary of key terms of the Officer Plan. The complete Officer Plan is attached hereto as Exhibit B. The summary description of the Officer Plan does not purport to be complete and is qualified in its entirety by reference to the complete document attached hereto as Exhibit B.

Purpose of the Officer Plan

  The Officer Plan permits officers of the Board of the Corporation and its subsidiaries to acquire and hold Common Stock of the Corporation and share in the growth of the value of the Corporation, thereby reinforcing a mutuality of interest with shareholders. In the opinion of the Board of Directors, the long-term success of the Corporation is dependent upon the ability of the Corporation to attract and retain outstanding individuals and to motivate their best efforts on behalf of the Corporation's interest. The Board of Directors believes that the Officer Plan will be effective in providing its officers with a proprietary interest in the business and consequently a greater incentive to promote the long-term interests of the Corporation. Approximately ten (10) individuals would be eligible to participate in the Officer Stock Option Plan.

Common Stock Available

  The total number of shares of Common Stock that may be issued under the Officer Plan shall not exceed in the aggregate one hundred seventy thousand (170,000) shares, which shares may be in whole or in part, as the Board shall from time to time determine, authorized but unissued shares of Common Stock.

Eligibility for Participation

  Only officers of the Corporation and its subsidiaries may participate in the Officer Plan.

Option Agreement

  Each Stock Option granted under the Officer Plan will be evidenced by an Option Agreement between the Corporation and the officer. These agreements will contain the terms on which the option can be exercised.

Option Price

  The option price for purchasing a share of Common Stock will be the fair market value of the Common Stock on the date the option is granted.

  "Fair Market Value" means the value of Common Stock (i) if listed on an established Common Stock exchange, based on its price on such exchange at the close of business on the date in question; (ii) if traded on a reasonably active basis but not listed on an established Common Stock exchange, based on its price as reflected on the NASDAQ Interdealer Quotation System of the National Association of Securities Dealers, Inc. at the close of business on the date in question; or (iii) if the Common Stock is not traded on any United States securities exchange but is traded on any formal over-the-counter quotation system in general use in the United States, the value per share shall be the mean of the closing prices reported on the last five (5) business days prior to the date of grant on which the Common Stock is traded.

  The Corporation's Common Stock is not traded on a securities exchange. Accordingly, at this time, the market value of the Corporation's stock will be based on the mean of the closing prices reported on the last five (5) business days prior to the date of grant on which Common Stock traded. As of March 16, 1998, the Fair Market Value of the Corporation's Common Stock as defined above was $20.50 per share.

  The option price can be paid by cash, certified check, or by surrender of previously acquired shares of Common Stock with a fair market value on the date surrendered equal to the exercise price.

Option Expiration

  Each Stock Option will automatically expire after ten (10) years, unless a shorter expiration term is granted by the Board. No Stock Option may be exercised by any person after expiration.

Option Termination

  Unless otherwise provided in the terms of an option, each Stock Option will terminate automatically three months after the termination of the officer's employment with Pocahontas, unless such termination occurs as a result of retirement, permanent disability, or death.

  In the event of retirement, a participating officer will become one hundred percent (100%) vested in any Stock Option he or she has been granted under the Officer Plan. Such Officer may exercise the Stock Option anytime within six months of retirement.

  In the event of permanent disability, to the extent that the Officer would have been entitled to exercise the option immediately prior to the disability, such option may be exercised during the period the option could have been exercised if the director had not been disabled; provided, however, that in all events such option shall terminate within one (1) year of the termination from the Board due to disability.

  In the event of death, to the extent the Officer would have been entitled to exercise the option immediately prior to his or her death, such option may be exercised during the period the option would have been exercisable if the deceased director had not died, by the person or persons to whom his or her rights shall have passed by will or by laws of descent and distribution.

Administration

  The Officer Plan is administered by Executive Committee of the Board. Under the Officer Plan, the Board reserves the right to administer the Plan at its discretion. The Executive Committee has discretion, subject to the express provisions of the plan to: (i) to determine the directors to whom options may be granted; (ii) to determine the time or times when options may be granted; (iii) to determine the purchase price of the Common Stock covered by each option; (iv) to determine the number of shares to be subject to each option; (v) to determine when an option may be exercised and whether in whole or in installments as the result of a vesting schedule triggered by the passage of time or the attainment of performance goals set by the Committee and approved by the Board; (vi) to prescribe, amend, or rescind rules and regulations relating to the Plan; (vii) to determine any other terms and provisions and any related amendments of the individual Non Qualified Stock Option Agreements, which need not be identical for each Participating Officer, including such terms and provisions and amendment as shall be required in the judgment of the Committee to conform to any change in any law or regulation applicable thereto, and with particular regard to any changes in or effect of the Code and the regulations thereunder; and (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

Officer Plan Effective Date

  The Officer Plan is effective on the date of its approval by the shareholders of the Corporation.

Officer Plan Expiration

  The Officer Plan will automatically terminate at the tenth anniversary of the date of shareholder approval of the Officer Plan. The term of Stock Options granted before such tenth anniversary may continue beyond that date.

Amendment and Termination of the Officer Plan

  The Board of Directors may at any time amend or terminate the Officer Plan. Among other things, the Board may (a) increase the maximum number of shares to which options may be granted, subject to approval by the shareholders; (b) increase the period during which options may be granted or options may be exercised; or (c) provide for the administration of the Plan in a manner which may avoid, without the consent of the director to whom any option shall theretofore shall have been granted, adversely affecting the rights of such director under such grant. Amendments may not alter the outstanding options without the consent of the optionee.

Registration of Common Stock

  The Corporation will register the shares issued under the Officer Plan under applicable federal and state securities law.

Option Grants

  The Executive Committee will award options to officers of the company.  The
options will be nonassignable and nontransferable.   All options are subject to
all terms of the Officer Plan, including but not limited to, those related to employment status, change in corporate structure, restrictions on exercise and a vesting schedule for options awarded.

Federal Income Tax Consequences

  The Officer Plan permits the Corporation to grant non-statutory Stock options (options that do not meet the stock option requirements under Section 422 of the Code). Options granted under the Officer Plan, which are non-statutory, may be taxed to the participant depending on the provisions of such options when granted, exercised, disposed of or when any restrictions placed thereon lapse. The Corporation will be treated as having paid compensation to the participant and generally may deduct the same at the time at which and in the same amount in which the participant is considered to have realized compensation, except as may be limited under Section 280G of the Code relating to golden parachute payments exceeding $1 million.

  THE FEDERAL INCOME TAX DISCUSSION SET FORTH IN THIS SECTION IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR LISTING OF ALL POTENTIAL TAX CONSEQUENCES. THE DISCUSSION DOES NOT ADDRESS THE TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCALITY, OR FOREIGN JURISDICTION. THE DISCUSSION IS BASED UPON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TREASURY REGULATIONS THEREUNDER, AND ADMINISTRATIVE RULINGS AND COURT DECISIONS AS OF THE DATE HEREOF. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THE DISCUSSION. PLAN PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM, INCLUDING THE EFFECT OF FOREIGN, STATE, AND LOCAL TAXES.

Resale of Common Stock by Officer Plan Participants

  Participants who exercise options and receive the Corporation's Common Stock under the Officer Plan may resell the Common Stock received without restriction if they are not affiliates of Pocahontas. Those participants who are affiliates will be subject to the resale provisions of Rule 144 under the Securities Act of 1933, as amended.

Change in Control Provisions

  If any participant is terminated involuntarily from employment with the Corporation within twelve (12) months after a change in control (as defined in the Officer Plan), all options granted shall become immediately exercisable regardless of the number of years that have passed since the date of grant. Generally, a change in control occurs if any individual, firm, corporation or other entity (other than current shareholders of the Corporation as of the date the Officer Plan is adopted) separately or with affiliates, increases its ownership to more than twenty-five percent (25%) of the Corporation's issued and outstanding Common Stock. A change in control does not include any such accumulation which a majority of the Board declares, for reasons in its sole discretion, not to be a change in control.

Considerations For and Against the Proposal

  In the opinion of the Board of Directors of the Corporation, the long-term success of the Corporation is dependent upon its ability to attract and retain outstanding individuals and to motivate their best efforts on behalf of the Corporation's interests. Consequently, the Board of Directors believes that both the Corporation and its shareholders benefit by providing officers of the Corporation the option to acquire shares of the Corporation's Common Stock.

  Under the Officer Plan, shares may be purchased by participants at an option price fixed on the date the options are awarded. Generally, the options would later be exercised by the participant only if the market price at the time of the exercise exceeds the option price. Thus the participant may acquire the Corporation's Common Stock at a price below its market value. At the time of its exercise, therefore, the Corporation experiences slight dilution in its earnings per share to the extent that the book value of the Corporation's Common Stock exceeds the option price.

Vote Required

  An affirmative vote of the holders of a majority of the outstanding shares of the Corporation's Common Stock is required to adopt the Officer Plan. Shares voted "Abstain" and shares not voted will have the same effect as if the shares were voted "against" approval of the plan.

  Pocahontas' Board of Directors recommend, by the vote indicated above, that the shareholders vote FOR the adoption of the Officer Stock Option Plan
                      ---
discussed above.

                                OTHER BUSINESS

  The Board of Directors and management of the Corporation are not aware of any other matters not referred to in the enclosed Proxy which may be brought before the Annual Meeting. However, if any matter other than the election of directors, the ratification of the selection of independent auditors or matters incident thereto should properly come before the Annual Meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their judgment on such matters. As of the date of the preparation of this Proxy Statement, no stockholder has submitted to management any proposal to be acted upon at the Annual Meeting.

                 1999 ANNUAL MEETING-PROPOSALS OF STOCKHOLDERS

  Any stockholder who intends to present a proposal at the Corporation's Annual Meeting, to be held in April 1999, must submit the proposal to its principal executive office at P. O. Box 1559, Bluefield, West Virginia 24701, (304) 325-8181, on or before December 31, 1998, for inclusion in the Corporation's Proxy Statement and form of Proxy for the Annual Meeting. All stockholders' proposals should be sent by registered mail return receipt requested.

                             FINANCIAL INFORMATION

  A COPY OF THE CORPORATION'S 1997 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE 1997 ANNUAL REPORT MAY BE OBTAINED FREE OF CHARGE FROM J. RONALD HYPES, TREASURER, POCAHONTAS BANKSHARES CORPORATION, P. O. BOX 1559, BLUEFIELD, WEST VIRGINIA 24701, (304) 325-8181.

  THE CORPORATION WILL FILE ITS ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF THE ANNUAL REPORT ON FORM 10-K MAY BE OBTAINED FROM THE CORPORATION AT THE ADDRESS INDICATED ABOVE.



                                        B. L. JACKSON, JR.
                                        CHAIRMAN OF THE BOARD



                                        R. W. WILKINSON, PRESIDENT
                                        AND CHIEF EXECUTIVE OFFICER

Bluefield, West Virginia
March 30, 1998

                                                                       Exhibit A


                       POCAHONTAS BANKSHARES CORPORATION
                        1998 DIRECTOR STOCK OPTION PLAN


Witnesseth this 1998 DIRECTOR STOCK OPTION PLAN dated as of the ___ day of ___________, 1998, by POCAHONTAS BANKSHARES CORPORATION ("Corporation"), a West Virginia corporation:

1. PURPOSE OF PLAN. This 1998 Director Stock Option Plan (Plan) is established to provide selected non-employee Directors of the Corporation (Participating Directors) with the opportunity to be granted Non Qualified Stock Options under the Plan while maintaining the Participating Director's status as a "disinterested person" within the meaning of Rule 16b-3(c)(ii)(i) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Corporation has adopted this Plan to attract and retain qualified Directors and motivate Directors to work on behalf of the Corporation to increase shareholder value.

  All Non Qualified Stock Options granted to Participating Directors shall be subject to the terms and conditions set forth in this Plan.

2. REFERENCES, CONSTRUCTION, AND DEFINITIONS. Unless otherwise indicated, all references made in this Plan shall be to articles, sections and subsections of this Plan. This Plan shall be construed in accordance with the laws of the state of West Virginia. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in construction of the provisions of this Plan. In the construction of this Plan, the masculine shall include the feminine and the singular the plural, wherever appropriate. The following terms (in alphabetical order) shall have the meanings set forth opposite such terms for purposes of this Plan:

  (a)     "Board" means the Board of Directors of the Corporation.

  (b) "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday on which the Corporation's Common Stock is available for purchase or sale.

  (c) "Change of Control" means the accumulation by any individual, firm, corporation, or other entity (other than current shareholders of the Corporation as of the date this Plan is adopted; the Corporation or any subsidiary; any profit-sharing, employee stock ownership, or other employee benefit plans of the Corporation; or any trustee or fiduciary with respect to any such plan when acting in such capacity), separately or in combination with any affiliates or associates, of an increase in its ownership that results in an ownership interest of more than twenty-five percent (25%) of the outstanding shares of the Common Stock. The Change of Control shall not include any such accumulation which a majority of the Board, under appropriate meeting requirements, declares, for reasons in its sole discretion, not to be a Change of Control for purposes of this Plan. The date of a Change of Control shall be deemed to be the actual date of accumulation for, if such date is not necessarily determinable, the date on which the majority of the Board members meeting as described above, shall determine was the date as of which the Corporation had reason to know of the accumulation.

  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (e) "Committee" means the Executive Committee of the Board as constituted from time to time in accordance with Section 4(a); provided, however, that if the Committee shall not be in existence, the term "Committee" shall mean the Board.

  (f) "Common Stock" means the common stock ($1.25 par value) of the Corporation.

  (g) "Corporation" means Pocahontas Bankshares Corporation, a West Virginia banking corporation.

  (h) "Date of Grant" means the date on which an option is granted under the Plan.

  (i) "Director" means a member of the Board or a member of the board of directors of a subsidiary bank of the Corporation.

  (j) "Effective Date" means the date on which the Plan is approved by the shareholders of the Corporation.

  (k) "Fair Market Value" means the value of Common Stock (i) if listed on an established stock exchange, based on its price on such exchange at the close of business on the date in question; (ii) if traded on a reasonably active basis but not listed on an established stock exchange, based on its price as reflected on the NASDAQ Inter-dealer Quotation System of the National Association of Securities Dealers, Inc. at the close of business on the date in question; or (iii) if the Common Stock is not traded on any United States securities exchange but is traded on any formal over-the-counter quotation system in general use in the United States, the value per share shall be the mean of the closing prices reported on the last five (5) Business Days prior to the date of grant on which the Common Stock traded.

  (l) "Non Qualified Stock Option" means an option to purchase a share or shares of Common Stock which is not of the type described in Section 422(b) or 423(b) of the Code.

  (m) "Non Qualified Stock Option Agreement" means, with respect to each option granted to a Participating Director, the written agreement to be entered into by the Corporation and the Participating Director, as provided in Section 6 hereof.

  (n) "Participating Director" means a non-employee Director who has been granted options under the Plan

  (o)     "Plan" means this 1998 Director Stock Option Plan.

  (p) "Reorganization" means any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Corporation or its subsidiaries, or sale, pursuant to an agreement with the Corporation, of securities of the Corporation pursuant to which the Corporation is or becomes a wholly-owned subsidiary of another entity after the effective date of the transaction.

  (q) "Reorganization Agreement" means a written plan or agreement regarding the terms and implementation of a Reorganization.

  (r) "Vest" or "Vesting" means the date, event, or act prior to which an option, in whole or in part, is not exercisable, and as a consequence of which the option, in whole or in part, becomes exercisable for the first time.

3. STOCK SUBJECT TO PLAN. Subject to the provisions of Section 6, there shall be reserved for issuance or transfer upon the exercise of options to be granted from time to time under the Plan an aggregate of thirty thousand (30,000) shares of Common Stock, which shares may be in whole or in part, as the Board shall from time to time determine, authorized and unissued shares of Common Stock, or issued shares of Common Stock which shall have been reacquired by the Corporation. If any option granted under the Plan shall expire, terminate, or be canceled for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of the Plan.

4.   ADMINISTRATION

  (a) The Plan shall be administered by a Committee, comprised of members who satisfy the criteria set forth in Section 4(b).

  (b) The Board shall authorize the Executive Committee to administer the Plan.

          In the event the Board elects to administer the Plan, the Board shall have the power and authority otherwise delegated to the Committee in this Plan document and all acts to be performed by the Committee under this Plan shall be performed by the Board.

  (c) The Committee shall have the authority in its discretion, but subject to the express provisions of the Plan:

  (1)     to determine the Participating Directors to whom options may be granted;

  (2)     to determine the time or times when options may be granted;

  (3) to determine the purchase price of the Common Stock covered by each option;

  (4)     to determine the number of shares to be subject to each option;

  (5)     to determine when an option may be exercised and whether in whole or in installments as the result of a Vesting schedule triggered by the passage of time or the attainment of performance goals set by the Committee and approved by the Board;

  (6)     to prescribe, amend, or rescind rules and regulations relating to the Plan;

  (7)     to determine any other terms and provisions and any related amendments of the individual Non Qualified Stock Option Agreements, which need not be identical for each Participating Director, including such terms and provisions and amendments as shall be required in the judgment of the Committee to conform to any change in any law or regulation applicable thereto, and with particular regard to any changes in or effect of the Code and the regulations thereunder; and

  (8)     to make all other determinations deemed necessary or advisable for the administration of the Plan.

5.  PARTICIPATION.

  (a) Eligibility for Participation. Only non-employee Directors may participate in this Plan. The Committee's determination of an individual's eligibility for participation shall be final and binding.

  (b) Commencement of Participation. A Participating Director shall commence participation in the Plan on the date subsequent to the date elected or appointed as a non-employee Director (or, for current non-employee Directors on the date subsequent to the effective date of this Plan) when he shall be granted options under this Plan. A Director who is an employee at election or appointment and who thereafter ceases to be an employee shall commence participation in this Plan on the date he shall be granted options under this Plan.

  (c) Termination of Participation. A Participating Director's participation in this Plan shall terminate on the earlier of (i) the date the Participating Director's term as a Director expires or is otherwise terminated for any reason, or (ii) on the date the Participating Director becomes an employee.

6.   OPTION GRANTS AND LIMITS

  (a) Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board shall constitute the granting of any option hereunder. The granting of an option pursuant to the Plan shall take place only when a written Non Qualified Stock Option Agreement shall have been duly executed and delivered by or on behalf of the Corporation and the Participating Director (or his duly authorized attorney-in-fact) in whom such option is to be granted.

  (b) During the Participating Director's lifetime, any option granted under this Plan shall be exercisable only by the Participating Director or any guardian or legal representative of the Participating Director, and the option shall not be transferable except, in case of the death of the Participating Director, by will or the laws of descent and distribution, nor shall the option be subject to attachment, execution, or other similar process. In the event of (i) any attempt by the Participating Director to alienate, assign, pledge, hypothecate, or otherwise dispose of the option, except as provided in this Plan, or (ii) the levy of any attachment, execution, or similar process upon the rights or interests conferred by the option, the Corporation may terminate the option by notice to the Participating Director and upon such notice the option shall become null and void.

  (c) Each Non Qualified Stock Option Agreement shall include a Vesting schedule describing the date, event, or act upon which an option shall Vest, in whole or in part, with respect to all or a specified portion of the shares covered by such option. This condition shall not impose upon the Corporation any obligation to retain the Participating Director as a member of the Board or subsidiary boards for any period.

  (d)     Options shall be limited to Non Qualified Stock Options.

7. OPTION PRICES. The option price to be paid by the Participating Director to the Corporation for each share purchased upon the exercise of the option shall be not less than the Fair Market Value of the share on the date the option is granted. In no event may an option be granted under the Plan if the option price per share is less than the par value of a share.

8.  EXERCISE OF OPTIONS.

  (a) A Participating Director may exercise any option granted under this Plan with respect to all or any part of the number of shares then exercisable under the terms of his written Non Qualified Stock Option Agreement by giving the Committee written notice of intent to exercise. The notice of exercise shall specify the number of shares to be purchased under the option and the date of exercise.

  (b) Each option granted under the Plan shall be exercisable only during a term established by the Committee as set forth in the applicable Non Qualified Stock Option Agreement. In no event shall the term of the option extend beyond ten (10) years from the date of grant of the option.

  (c) Full payment of the option price for the shares purchased shall be made by the Participating Director on or before the exercise date specified in the notice of exercise. Payment of the purchase price of any shares with respect to which the option is being exercised shall be (i) cash, (ii) certified check to the order of the Corporation, or
          (iii) shares of Common Stock of the Corporation valued at the Fair Market Value on such Business Day as the option or portion thereof is exercised.

  (d) The Corporation shall not be required to deliver certificates for such shares until full payment of the option price has been made. On or as soon as is practicable after the exercise date specified in the Participating Director's notice and upon full payment of the option price, the Corporation shall cause to be delivered to the Participating Director a certificate or certificates for the shares then being purchased (out of previously unissued Common Stock or reacquired Common Stock, as the Corporation may elect). The exercise of the option and the resulting obligation of the Corporation to deliver Common Stock shall, however, be subject to the condition that the listing, registration, or qualification of the option or the shares upon any securities exchange or under any state or federal law, or the consent, or approval of any governmental regulatory body shall have been effected or obtained free of any conditions not acceptable to the Committee.

  (e) If the Participating Director fails to pay for any of the shares specified in such notice or fails to accept delivery of the shares, his right to purchase such shares may be terminated by the Corporation. The date specified in the Participating Director's notice as the date of exercise shall be deemed the date of exercise of the option, provided that payment in full for the shares to be purchased upon such exercise shall have been received by such date.

  (f) The holder of an option shall not have any of the rights of a stockholder with respect to the shares subject to the option until such shares shall be issued or transferred to him upon the exercise of his option.

  (g) Notwithstanding the foregoing, any shares that may be purchased as of the Effective Date, pursuant to the terms of any option granted prior to the Effective Date, shall continue thereafter to be purchasable pursuant to the exercise of such option.

9. TERMINATION, DISABILITY, OR DEATH OF OPTION HOLDER. The ability to exercise options under this Plan shall be conditioned as follows:

  (a) Exercise During and After Board Membership. Unless otherwise provided in the terms of an option, an option may be exercised by the Participating Director while he is a member of the Board and has maintained since the date of the grant of the option continuous status as a Director. An option granted pursuant to this Plan may not be exercised more than three (3) months following the termination of the Participating Director's membership on the Board of the Corporation or its subsidiaries for any reason other than (i) permanent disability described in subsection (b) below, or (ii) death as described in subsection (c) below.

  (b) Exercise Upon Permanent Disability. Unless otherwise provided in the terms of an option, if a Participating Director's continuous Board membership shall terminate by reason of a permanent disability (as determined by the Participating Director's establishing to the Committee his disability as defined in Code Section 22(e)(3) of the Code, as amended from time to time), the Participating Director shall become one hundred percent (100%) Vested in any Option he has been granted under the Plan as of that date, and he may exercise the otherwise exercisable Option; provided, however, that in all events the Option shall terminate if not exercised within one (1) year of the termination from the Board due to permanent disability.

  (c) Exercise Upon Death. Unless otherwise provided in the terms of an option, if a Participating Director's continuous Board membership shall terminate by reason of his death, any Options he has been granted under the Plan shall become one hundred percent (100%) Vested, and may be exercised during the period the option would have been exercisable if the deceased Participating Director had not died and had remained a Board member, by the person or persons (including his estate) to whom his rights under such option shall have passed by will or by laws of descent and distribution.


10.  ADJUSTMENTS.

  (a) In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares or dividend, or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the option price per share.

  (b) In the event of the dissolution or liquidation of the Corporation, any option under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days' written notice of the date so fixed shall be given to each Participating Director, and each such Participating Director shall have the right during such period to exercise any of his options as to all or any part of the shares covered thereby including shares as to which such options would not otherwise be exercisable by reason of an insufficient lapse of time.

  (c) In the event of a Reorganization in which the Corporation is not the surviving or acquiring corporation, or in which the Corporation is or becomes a wholly-owned subsidiary of another corporation after the effective date of the Reorganization, then

  (1)     if there is no Reorganization Agreement, or if the Reorganization
               Agreement does not specifically provide for the change, conversion, or exchange of shares under outstanding and unexercised stock options for securities of another corporation, then the Committee shall take such action, and the options shall terminate, as provided in subparagraph (b) of this Section 10 or

  (2)     if there is a Reorganization Agreement and if the Reorganization
               Agreement specifically provides for the change, conversion, or exchange of shares under outstanding and unexercised stock options for securities of another corporation, then the Committee shall adjust the shares under the Plan, if the Reorganization Agreement makes specified provision for such adjustment, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such stock and such options.

  (d) Adjustments and determinations under this Section 10 shall be made by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding, and conclusive.

11. CHANGE OF CONTROL. Notwithstanding any other Plan provisions or grant term, if any Participating Director is involuntarily removed from Board membership with the Corporation within twelve (12) months after a Change of Control, all options granted hereunder shall become exercisable regardless of the number of years that have passed since the Date of Grant.

12. AMENDMENT AND TERMINATION. Unless the Plan shall theretofore have been terminated as hereinafter provided, it shall terminate on, and no option shall be granted thereunder after the tenth (10th) anniversary of the Effective Date. The Board may terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, or to conform to any change in any law or regulation applicable thereto, including (a) increasing the maximum number of shares to which options may be granted under the Plan, subject to shareholder approval, (b) increasing the periods during which options may be granted or options may be exercised, or (c) providing for the administration of the Plan in a manner which may avoid, without the consent of the Participating Director to whom any option shall theretofore have been granted, adversely affecting the rights of such Participating Director under such grant.

13. RESTRICTIONS ON ISSUING SHARES. The transfer of a share of Common Stock upon the exercise of each option shall be subject to the condition that if at any time the Corporation shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration or qualification of any shares otherwise deliverable upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such transfer of shares pursuant thereto, then in any such event, such transfer shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained under conditions acceptable to the Corporation.

14. USE OF PROCEEDS. The proceeds received from the sale of Common Stock pursuant to the exercise of options granted under the Plan shall be added to the Corporation's general funds and used for general corporate purposes.

15. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as members of the Board or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan, or any option and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, a Committee member shall notify the Corporation in writing, giving an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle it on his own behalf.

16. EFFECTIVENESS OF THE PLAN. The Plan shall become effective as of the Effective Date. Options may be granted to Participating Directors prior to such date, but the ability to exercise all such options from such grant shall be conditioned upon such approval and advice.

17.  MISCELLANEOUS.

  (a) Board Membership Not Affected. Neither the granting of an option nor its exercise shall be construed as granting to the Participating Director any right with respect to continuance of his membership on the Board of the Corporation or its subsidiaries.

  (b) Notice. Any notice to the Corporation provided for in this instrument shall be addressed to it in care of its Treasurer at its principal office in West Virginia, and any notice to the Participating Director shall be addressed to the Participating Director at the current address shown on the payroll records of the Corporation. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.


CORPORATION:

_____________________________


By:  _______________________________


Title:  _______________________________    (CORPORATE SEAL)


                   Attest:  _______________________________


                   Title:  _______________________________

                                                                       Exhibit B


                       POCAHONTAS BANKSHARES CORPORATION
                         1998 OFFICER STOCK OPTION PLAN


Witnesseth this 1998 OFFICER STOCK OPTION PLAN dated as of the ___ day of ___________, 1998, by POCAHONTAS BANKSHARES CORPORATION ("Corporation"), a West Virginia corporation:

1. PURPOSE OF PLAN. The purpose of this 1998 Officer Stock Option Plan (Plan) is to further the success of the Corporation and its subsidiaries by making stock of the Corporation available for purchase by officers of the Corporation or its subsidiaries through stock option grants. The Plan provides an additional incentive to such officers to continue in the Corporation's service and give them a greater interest as stockholders in the success of the Corporation.

2. REFERENCES, CONSTRUCTION, AND DEFINITIONS. Unless otherwise indicated, all references made in this Plan shall be to articles, sections, and subsections of this Plan. This Plan shall be construed in accordance with the laws of the state of West Virginia. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in construction of the provisions of this Plan. In the construction of this Plan, the masculine shall include the feminine and the singular the plural, wherever appropriate. The following terms (in alphabetical order) shall have the meanings set forth opposite such terms for purposes of this Plan:

  (a)     "Board" means the Board of Directors of the Corporation.

  (b) "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday on which the Corporation's Common Stock is available for purchase or sale.

  (c) "Change of Control" means the accumulation by any individual, firm, corporation, or other entity (other than current shareholders of the Corporation as of the date this Plan is adopted; the Corporation or any subsidiary; any profit-sharing, employee stock ownership, or other employee benefit plans of the Corporation; or any trustee or fiduciary with respect to any such plan when acting in such capacity), separately or in combination with any affiliates or associates, of an increase in its ownership that results in an ownership interest of more than twenty-five percent (25%) of the outstanding shares of the Common Stock. The Change of Control shall not include any such accumulation which a majority of the Board, under appropriate meeting requirements, declares, for reasons in its sole discretion, not to be a Change of Control for purposes of this Plan. The date of a Change of Control shall be deemed to be the actual date of accumulation or, if such date is not necessarily determinable, the date on which the majority of the Board members meeting as described above, shall determine was the date on which the Corporation had reason to know of the accumulation.

  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (e) "Committee" means the Executive Committee of the Board as constituted from time to time in accordance with Section 4(a); provided, however, that if the Committee shall not be in existence, the term "Committee" shall mean the Board.

  (f) "Common Stock" means the common stock ($1.25 par value) of the Corporation.

  (g) "Corporation" means Pocahontas Bankshares Corporation, a West Virginia banking corporation.

  (h) "Date of Grant" means the date on which an option is granted under the Plan.

  (i) "Effective Date" means the date on which the Plan is approved by the shareholders of the Corporation.

  (j) "Fair Market Value" means the value of Common Stock (i) if listed on an established stock exchange, based on its price on such exchange at the close of business on the date in question; (ii) if traded on a reasonably active basis but not listed on an established stock exchange, based on its price as reflected on the NASDAQ Inter-dealer Quotation System of the National Association of Securities Dealers, Inc. at the close of business on the date in question; or (iii) if the Common Stock is not traded on any United States securities exchange but is traded on any formal over-the-counter quotation system in general use in the United States, the value per share shall be the mean of the closing prices reported on the last five (5) Business Days prior to the date of grant on which the Common Stock traded.

  (k) "Non Qualified Stock Option" means an Option which is not of the type described in Section 422(b) or 423(b) of the Code.

  (l) "Option" means an option to purchase a share or shares of the Corporation's $1.25 par value Common Stock.

  (m) "Option Agreement" means the written agreement to be entered into by the Corporation and the Participant, as provided in Section 6 hereof.

  (n) "Participant" means any officer of the Corporation or its subsidiaries designated by the Committee and approved by the Board to receive a stock option grant pursuant to this Plan.

  (o)     "Plan" means this 1998 Officer Stock Option Plan.

  (p) "Reorganization" means any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Corporation or its subsidiaries, or sale, pursuant to an agreement with the Corporation, of securities of the Corporation pursuant to which the Corporation is or becomes a wholly-owned subsidiary of another entity after the effective date of the transaction.

  (q) "Reorganization Agreement" means a written plan or agreement regarding the terms and implementation of a Reorganization.

  (r) "Term" means the period during which a particular Option may be exercised in accordance with Section 8(b) hereof.

  (s) "Vest" or "Vesting" means the date, event, or act prior to which an Option, in whole or in part, is not exercisable, and as a consequence of which the Option, in whole or in part, becomes exercisable for the first time.

3. STOCK SUBJECT TO PLAN. Subject to the provisions of Sections 6, 7, and 8, there shall be reserved for issuance or transfer upon the exercise of Options to be granted from time to time under the Plan an aggregate of one hundred seventy thousand (170,000) shares of Common Stock, which shares may be in whole or in part, as the Board shall from time to time determine, authorized and unissued shares of Common Stock, or issued shares of Common Stock which shall have been reacquired by the Corporation. If any Option granted under the Plan shall expire, terminate, or be canceled for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

4.  ADMINISTRATION.

  (a) The Plan shall be administered by a Committee, comprised of members who satisfy the criteria set forth in Section 4(b).

  (b) The Board shall authorize the Executive Committee to administer the Plan.

          In the event the Board elects to administer the Plan, the Board shall have the power and authority otherwise delegated to the Committee in this Plan document and all acts to be performed by the Committee under this Plan shall be performed by the Board.

  (c) The Committee shall have authority in its discretion, but subject to the express provisions of the Plan:

  (1)     to determine Participants to whom Options may be granted;

  (2)     to determine the time or times when Options may be granted;

  (3)     to determine the purchase price of the Common Stock covered by each Option grant;

  (4)     to determine the number of shares to be subject to each Option;

  (5)     to determine when an Option may be exercised and whether in whole or in installments as the result of a Vesting schedule triggered by the passage of time or the attainment of performance goals set by the Committee and approved by the Board;

  (6)     to prescribe, amend, or rescind rules and regulations relating to the Plan;

  (7)     to determine any other terms and provisions and any related amendments to the individual Option Agreements, which need not be identical for each Participant, including such terms and provisions and amendments as shall be required in the judgment of the Committee to conform to any change in any law or regulation applicable thereto, and with particular regard to any changes in or effect of the Code and the regulations thereunder; and

  (8)     to make all other determinations deemed necessary or advisable for the administration of the Plan.

5. PARTICIPATION. Options may be granted to officers employed by the Corporation or its subsidiaries. In determining the officers to whom Options may be granted and the number of shares to be covered by each grant, the Committee may take into account the nature of the services rendered by the respective officers, their present and potential contributions to the Corporation's success, and such other factors as the Committee in its discretion shall deem relevant. Options may be granted to officers who currently hold corporate stock or who hold or have held Options under this Plan.

6.  OPTION GRANTS AND LIMITS.

  (a) Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board shall constitute the granting of any Option hereunder. The granting of an Option pursuant to the Plan shall take place only when a written Option Agreement shall have been duly executed and delivered by or on behalf of the Corporation and the officer (or his duly authorized attorney-in-fact) in whom such Option is to be granted.

  (b) During the Participant's lifetime, any Option granted under this Plan shall be exercisable only by the Participant or any guardian or legal representative of the Participant, and the Option shall not be transferable except, in case of the death of the Participant, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution, or other similar process. In the event of (i) any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option, except as provided in this Plan, or (ii) the levy of any attachment, execution, or similar process upon the rights or interests conferred by the Option, the Corporation may terminate the Option by notice to the Participant and upon such notice the Option shall become null and void.

  (c) Each Option Agreement shall include a Vesting schedule describing the date, event, or act upon which an Option shall Vest, in whole or in part, with respect to all or a specified portion of the shares covered by such Option. This condition shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period.

  (d)     Options shall be limited to Non Qualified Stock Options.

7. OPTION PRICES. The Option price to be paid by the Participant to the Corporation for each share purchased upon the exercise of the Option shall be not less than the Fair Market Value of the share on the date the Option is granted. In no event may an Option be granted under the Plan if the Option price per share is less than the par value of a share.

8.   EXERCISE OF OPTIONS.

  (a) A Participant may exercise any Option granted under this Plan with respect to all or any part of the number of shares then exercisable under the terms of his written Option Agreement by giving the Committee written notice of intent to exercise. The notice of exercise shall specify the number of shares to be purchased under the Option and the date of exercise.

  (b) Each Option granted under the Plan shall be exercisable only during a Term established by the Committee as set forth in the applicable
          Option Agreement.   In no event shall the Term of the Option extend
          beyond ten (10) years from the date of grant of the Option.

  (c) Full payment of the Option price for the shares purchased shall be made by the Participant on or before the exercise date specified in the notice of exercise. Payment of the purchase price of any shares with respect to which the Option is being exercised shall be (i) cash, (ii) certified check to the order of the Corporation, or (iii) shares of Common Stock of the Corporation valued at the Fair Market Value on such Business Day as the Option or portion thereof is exercised.

  (d) The Corporation shall not be required to deliver certificates for such shares until full payment of the Option price has been made. On or as soon as is practicable after the exercise date specified in the Participant's notice and upon full payment of the Option price, the Corporation shall cause to be delivered to the Participant a certificate or certificates for the shares then being purchased (out of previously unissued Common Stock or reacquired Common Stock, as the Corporation may elect). The exercise of the Option and the resulting obligation of the Corporation to deliver Common Stock shall, however, be subject to the condition that the listing, registration, or qualification of the Option or the shares upon any securities exchange or under any state or federal law, or the consent, or approval of any governmental regulatory body shall have been effected or obtained free of any conditions not acceptable to the Committee.

  (e) If the Participant fails to pay for any of the shares specified in such notice or fails to accept delivery of the shares, his right to purchase such shares may be terminated by the Corporation. The date specified in the Participant's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the shares to be purchased upon such exercise shall have been received by such date.

  (f) The holder of an Option shall not have any of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be issued or transferred to him upon the exercise of his Option.

  (g) Notwithstanding the foregoing, any shares that may be purchased as of the Effective Date, pursuant to the terms of any Option granted prior to the Effective Date, shall continue thereafter to be purchasable pursuant to the exercise of such Option.

9. TERMINATION, DISABILITY, OR DEATH OF OPTION HOLDER. The ability to exercise Options under this Plan shall be conditioned as follows:

  (a) Exercise During and After Employment. Unless otherwise provided in the terms of an Option, an Option may be exercised by the Participant while he is an employee and has maintained since the date of the grant of the Option continuous status as an employee. An Option granted pursuant to this Plan may not be exercised more than three (3) months following the termination of the Participant's employment with the Corporation or its subsidiaries for any reason other than (i) retirement described in subsection (b) below, (ii) permanent disability described in subsection (c) below, or (iii) death as described in subsection (d) below.

  (b) Exercise Upon Retirement. Unless otherwise provided in the terms of an Option, if a Participant's continuous employment shall terminate by reason of his retirement, at a retirement date authorized by the Committee, from the Corporation or its subsidiaries, a retired Participant shall become one hundred percent (100%) Vested in any Option he has been granted under the Plan as of that date, and he may exercise the otherwise exercisable Option anytime within six (6) months of his retirement date.

  (c) Exercise Upon Permanent Disability. Unless otherwise provided in the terms of an Option, if a Participant's continuous employment shall terminate by reason of a permanent disability (as determined by the Participant's establishing to the Committee his disability as defined in Code Section 22(e)(3) of the Code, as amended from time to time), then to the extent that the Participant would have been entitled to exercise the Option immediately prior to that disability, such Option of the disabled Participant may be exercised during the period the Option could have been exercised if the Participant had not been permanently disabled and had remained in continuous employment; provided, however, that in all events the Option shall terminate if not exercised within one (1) year of the termination of employment due to permanent disability.

  (d) Exercise Upon Death. Unless otherwise provided in the terms of an Option, if a Participant's continuous employment shall terminate by reason of his death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised during the period the Option would have been exercisable if the deceased Participant had not died and had remained in employment, by the person or persons (including his estate) to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

10.  ADJUSTMENTS.

  (a) In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Option price per share.

  (b) In the event of the dissolution or liquidation of the Corporation, any Option under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days' written notice of the date so fixed shall be given to each Participant, and each such Participant shall have the right during such period to exercise any of his Options as to all or any part of the shares covered thereby including shares as to which such Options would not otherwise be exercisable by reason of an insufficient lapse of time.

  (c) In the event of a Reorganization in which the Corporation is not the surviving or acquiring corporation, or in which the Corporation is or becomes a wholly-owned subsidiary of another corporation after the effective date of the Reorganization, then

  (1)     if there is no Reorganization Agreement or if the Reorganization
               Agreement does not specifically provide for the change, conversion, or exchange of shares under outstanding and unexercised stock Options for securities of another corporation, then the Committee shall take such action, and the Options shall terminate, as provided in subparagraph (b) of this Section 10; or

  (2)     if there is a Reorganization Agreement and if the Reorganization
               Agreement specifically provides for the change, conversion, or exchange of shares under outstanding and unexercised stock Options for securities of another corporation, then the Committee shall adjust the shares under the Plan, if the Reorganization Agreement makes specified provision for such adjustment, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such stock and such Options.

  (d) Adjustments and determinations under this Section 10 shall be made by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding, and conclusive.

11. CHANGE OF CONTROL. Notwithstanding any other Plan provisions or grant term, if any Participant is terminated involuntarily from employment with the Corporation within twelve (12) months after a Change of Control, all Options granted hereunder shall become exercisable regardless of the number of years that have passed since the Date of Grant.

12. AMENDMENT AND TERMINATION. Unless the Plan shall theretofore have been terminated as hereinafter provided, it shall terminate on, and no Option shall be granted thereunder after the tenth (10th) anniversary of the Effective Date. The Board may terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, or to conform to any change in any law or regulation applicable thereto, including (a) increasing the maximum number of shares to which Options may be granted under the Plan, subject to shareholder approval, (b) changing the class of employees eligible to be granted Options, subject to shareholder approval, (c) increasing the periods during which Options may be granted or Options may be exercised, or (d) providing for the administration of the Plan in a manner which may avoid, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affecting the rights of such Participant under such grant.

13. RESTRICTIONS ON ISSUING SHARES. The transfer of a share of Common Stock upon the exercise of each Option shall be subject to the condition that if at any time the Corporation shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration or qualification of any shares otherwise deliverable upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such transfer of shares pursuant thereto, then in any such event, such transfer shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained under conditions acceptable to the Corporation.

14. USE OF PROCEEDS. The proceeds received from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Corporation's general funds and used for general corporate purposes.

15. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as members of the Board or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan, or any Option and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, a Committee member shall notify the Corporation in writing, giving an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle it on his own behalf.

16. EFFECTIVENESS OF THE PLAN. The Plan shall become effective as of the Effective Date. Options may be granted to Participants prior to such date, but the ability to exercise all such Options from such grant shall be conditioned upon such approval and advice.

17.  MISCELLANEOUS.

  (a) Employment Not Affected. Neither the granting of an Option nor its exercise shall be construed as granting to the Participant any right with respect to continuance of his employment with the Corporation or its subsidiaries. Except as may otherwise be limited by a written agreement between the Corporation or its subsidiaries and the Participant, the right of the Corporation or its subsidiaries to terminate at will the Participant's employment with it at any time (whether by dismissal, discharge, retirement, or otherwise) is specifically reserved by the Corporation or its subsidiaries as the employer or on behalf of the employer (whichever the case may be) and acknowledged by the Participant.

  (b) Notice. Any notice to the Corporation provided for in this instrument shall be addressed to it in care of its Treasurer at its principal office in West Virginia, and any notice to the Participant shall be addressed to the Participant at the current address shown on the payroll records of the Corporation. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

CORPORATION:

_____________________________



By:  _______________________________


Title:  _______________________________    (CORPORATE SEAL)


                   Attest:  _______________________________

                   Title:  _______________________________

                   PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                       ANNUAL MEETING OF STOCKHOLDERS OF
                       POCAHONTAS BANKSHARES CORPORATION

  The undersigned stockholder(s) of POCAHONTAS BANKSHARES CORPORATION, hereby appoints and constitutes CHARLES A. PETERS, C. E. RICHNER, BYRON K. SATTERFIELD AND WALTER L. SOWERS, or any one of them, but if more than one present, a majority of them present, to act as lawful attorney or proxy of the undersigned, with the power of substitution for and in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of the Corporation to be held on April 21, 1998, at Fincastle Country Club, Route 720, Double Gates, Bluefield, Virginia, at 11:00 a. m. or any adjournment thereof, for the following purposes and upon any other matters that may come before the meeting or any adjournment thereof, with all the powers the undersigned would possess if personally present, hereby revoking all previous proxies:

1. To elect fourteen (14) directors of the Corporation for terms of one year, and until their successors are elected and qualified.

  [_] FOR all nominees listed below  [_] WITHHOLD AUTHORITY
  (except as marked to the           You may withhold authority to vote for
  contrary below)                    any nominee by lining through or
                                     otherwise striking out his name.

  Paul Cole, Jr.         Harold L. Miller      John C. Shott      J. Brookins Taylor, M. D.
  Eustace Frederick      Charles A. Peters     Scott H. Shott     Frank. W. Wilkinson
  B. L. Jackson, Jr.     C. E. Richner         Walter L. Sowers   R. W. Wilkinson
  Robert M. Jones, M.D.  Byron K. Satterfield

2. To ratify the selection of the firm of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors of the Corporation for the fiscal year ending December 31, 1998.
             [_] FOR                  [_] AGAINST               [_] ABSTAIN
                  (Continued and to be signed on reverse side)

3.To approve the 1998 Director Stock Option Plan.
             [_] FOR                  [_] AGAINST               [_] ABSTAIN
4.To approve the 1998 Officer Stock Option Plan.
             [_] FOR                  [_] AGAINST               [_] ABSTAIN
5. In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment thereof.
  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED RATABLY FOR PROPOSAL 1 AND WILL BE VOTED FOR PROPOSALS 2, 3 AND 4.

                                            Dated this .................., 1998

                                            ...................................
                                                                      Signature

                                            ...................................
                                                                      Signature
                                            (When signing as an attorney,
                                            administrator, trustee or
                                            guardian, please give full title
                                            as such. If a corporation, please
                                            sign in full corporate name by
                                            President or other authorized
                                            officer. If a partnership, please
                                            sign in partnership name by
                                            authorized person. For joint
                                            accounts, each joint owner should
                                            sign.)

  (Please date and sign exactly as name(s) appear on the share certificate.)